UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K/A

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): January 2, 2019

Health Insurance Innovations, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-35811	46-1282634
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

15438 N. Florida Avenue, Suite 201 Tampa, Florida	33613
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (813) 397-1187

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2). Emerging growth company [  ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [  ]

Explanatory Note: This Form 8-K/A is being filed solely for the purpose of correcting the decimal placement in the Base Adjusted EBITDA percentage vesting targets that were stated in Item 5.02 of the original Form 8-K previously filed by the Company on January 2, 2019. The percentages are hereby corrected from 1.13%, 1.28%, 1.45%, 1.64%, and 1.86% in the original Form 8-K, to 113%, 128%, 145%, 164%, and 186%, respectively in this Form 8-K/A. No other changes were made to the originally filed Form 8-K, and no changes have been made to the exhibits to the originally filed Form 8-K.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Second Amended and Restated Employment Agreement with Gavin D. Southwell

On January 2, 2019, Health Insurance Innovations, Inc. (the “Company”) entered into a Second Amended and Restated Employment Agreement with Gavin D. Southwell, the Company’s President and Chief Executive Officer (the “Amended Employment Agreement”). The Amended Employment Agreement amends and restates the First Amended and Restated Employment Agreement, dated November 15, 2016 and amended on June 14, 2017, previously entered into by the Company and Mr. Southwell.

The Amended Employment Agreement has a term of five years (ending on December 31, 2023), and unless prior written notice of termination is given by either party prior to the expiration of the then-current term, the term of the agreement will be automatically extended for successive one-year periods. The Amended Employment Agreement provides that Mr. Southwell will receive a base salary of $750,000 per year and that he is also eligible to participate in any equity incentive or similar plan adopted by the Company and in any annual bonus and long term incentive programs, in each case as determined by the Board of Directors. Mr. Southwell’s target bonus under the management bonus plan will be equal to 100% of his salary then in effect. Mr. Southwell is also eligible to receive all other rights and benefits offered to senior management of the Company including, but not limited to, retirement, retirement savings, profit-sharing, pension or welfare or benefit plan, life, disability, health, dental, hospitalization and other forms of insurance and all other fringe benefits, as well as reimbursement for all costs relating to Mr. Southwell’s U.S. visa.

During the term of the Amended Employment Agreement, following each fiscal year beginning with the 2019 fiscal year, Mr. Southwell will also be eligible for a restricted stock grant under the Company’s Long Term Incentive Plan (the “LTIP”) having a value of up to 100% of Mr. Southwell’s salary then in effect based on performance during the immediately preceding fiscal year. If awarded, these grants will vest 25% on each of the first four anniversaries of the applicable grant date.

Under the Amended Employment Agreement, Mr. Southwell is subject to non-solicitation and non-competition covenants that expire one year following termination of employment and to customary confidentiality obligations.

As provided in the Amended Employment Agreement, in the event that the Company terminates Mr. Southwell’s employment without cause or Mr. Southwell resigns for good reason at any time, Mr. Southwell will be entitled to wages in an amount equal to his accrued salary and accrued bonus plus an amount equal to an additional twelve months of his base salary, provided that Mr. Southwell executes a general release in favor of the Company. “Good reason” includes certain changes in Mr. Southwell’s responsibilities or duties without his consent, reductions in salary or a material reduction in benefits, a material breach by the Company of the Amended Employment Agreement that remains uncured following notice of the breach, or relocation of his principal place of employment without his consent.

The foregoing does not purport to be a complete description of the Amended Employment Agreement and is qualified in its entirety by reference to the full text of such agreement, which is attached to this Current Report on Form 8-K as Exhibit 10.1.

Restricted Stock Award Agreement

In connection with entering into the Amended Employment Agreement, Mr. Southwell was on January 2, 2019 awarded a new grant of 250,000 restricted shares under the Company’s LTIP. As provided in the applicable Restricted Stock Award Agreement (the “RSA”), such restricted shares will vest in increments of 20% each year beginning in 2020 on the date that the Company files its Annual Report on Form 10-K, but only if the Company achieves specified Adjusted EBITDA targets for the preceding fiscal year. The vesting target for the 2019 fiscal year will be 113% of the 2018 Adjusted EBITDA (the “Base Adjusted EBITDA”), and the vesting targets for the ensuing four years will be 128%, 145%, 164%, and 186% of the Base Adjusted EBITDA, respectively. The foregoing targets are subject to increase by the Compensation Committee of the Company’s Board of Directors to reflect the impact of future acquisitions of businesses, books of business, other operating assets, or other revenue streams based on the pro forma expected impact to the Company’s Adjusted EBITDA of such events. The restricted shares granted under the RSA will only vest on the applicable vesting dates if Mr. Southwell is still employed by the Company on the vesting dates and will otherwise be forfeited, subject to accelerating of vesting upon a change of control of the Company.

The foregoing does not purport to be a complete description of the RSA and is qualified in its entirety by reference to the full text of such agreement, which is attached to this Current Report on Form 8-K as Exhibit 10.2.

Item 7.01.	Regulation FD Disclosure.

On January 2, 2019, the Company issued a press release regarding the Amended Employment Agreement. The press release is attached as Exhibit 99.1 to this Current Report on Form 8-K. The information in this Item 7.01, including the press release attached as Exhibit 99.1, shall not be treated as filed for purposes of the Securities Exchange Act of 1934, as amended.

Item 9.01.	Financial Statements and Exhibits

(d)       Exhibits.

Exhibit Number Description

10.1	Second Amended and Restated Employment Agreement, dated January 2, 2019, between Health Insurance Innovations, Inc. and Gavin D. Southwell (previously filed).

10.2	Restricted Stock Award Agreement, dated January 2, 2019, between Health Insurance Innovations, Inc. and Gavin D. Southwell (previously filed).

99.1	Press Release, dated January 2, 2019 (previously filed).

Forward-Looking Statements

This Current Report on Form 8-K contains “forward-looking statements” within the meaning of the U.S. Private Securities Litigation Reform Act of 1995. Forward-looking statements are statements other than historical fact, and may include statements relating to goals, plans and projections regarding new markets, products, services, growth strategies, anticipated trends in our business and anticipated changes and developments in the United States health insurance system and laws. Forward-looking statements are based on the Company’s current assumptions, expectations and beliefs are generally identifiable by use of words “may,” “might,” “will,” “should,” “expects,” “plans,” “anticipates,” “believes,” “estimates,” “predicts,” “potential” or “continue,” or similar expressions and involve significant risks and uncertainties that could cause actual results, developments and business decisions to differ materially from those contemplated by these statements. These risks and uncertainties include, among other things, our ability to maintain relationships and develop new relationships with health insurance carriers and distributors, our ability to retain consumers on our platform, the demand for products offered through our platform, state regulatory oversight and examinations of us and our carriers and distributors, legal and regulatory compliance by our carriers and distributors, the amount of commissions paid to us or changes in health insurance plan pricing practices, competition, and changes and developments in the United States health insurance system and laws and our ability to adapt to them. These and other risk factors that could cause actual results to differ materially from those expressed or implied in our forward-looking statements are discussed in the Company’s most recent Annual Report on Form 10-K filed with the Securities and Exchange Commission (SEC) as well as other documents that may be filed by the Company from time to time with the Securities and Exchange Commission, which are available at www.sec.gov. Any forward-looking statement made by us in this Form 8-K is based only on information currently available to us and speaks only as of the date on which it is made. You should not rely on any forward-looking statement as representing our views in the future. We undertake no obligation to publicly update any forward-looking statement, whether written or oral, that may be made from time to time, whether as a result of new information, future developments or otherwise.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Form 8-K/A to be signed on its behalf by the undersigned hereunto duly authorized.

HEALTH INSURANCE INNOVATIONS, INC.

By:	/s/ Michael D. Hershberger
Name:	Michael D. Hershberger
Title:	Chief Financial Officer

Date: January 3, 2019